SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

                           Filed by the Registrant |X|
                   Filed by a Party other than the Registrant
Check the appropriate box:
|X|  Preliminary Proxy Statement     | | Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
| |  Definitive Proxy Statement
     Definitive Additional Materials

            SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR 14A-12

                               FUEL CENTERS, INC.
                (Name of Registrant as Specified In Its Charter)
                        Commission File Number: 000-33321
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

                              | x | No Fee Required
Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 011. (1) Title of each class of securities to which investment applies:

(2) Aggregate number of securities to which investment applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011: (set forth the amount on which the filing fee is calculated and state how it was determined): Purchase price of assets to be acquired.

(4) Proposed aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:


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                               FUEL CENTERS, INC.
                                9323 Vista Serena
                            Cypress, California 90630



October ___, 2003


DEAR FELLOW STOCKHOLDER:

         On behalf of the Board of Directors, I am pleased to invite you to attend a special meeting of stockholders of Fuel Centers, Inc., to be held on ____________, 2003, at 11:00 a.m., local time, at 4100 Newport Place, Suite 830,
Newport Beach, California 92660. The Notice of Special Meeting, Proxy Statement and form of proxy are enclosed with this letter.

         The matters expected to be acted upon at the meeting are described in detail in the following Notice of Special Meeting and Proxy Statement.

         I am delighted you have chosen to invest in Fuel Centers, Inc. and hope that, whether or not you plan to attend the special meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. Your vote is important. Voting by written proxy will ensure your representation at the special meeting if you do not attend in person.

         I look forward to seeing you at the special meeting.

                                                     Very truly yours,



                                                     --------------------------
                                                     JOHN R. MUELLERLEILE
                                                     Chief Executive Officer




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



                               FUEL CENTERS, INC.
                                9323 VISTA SERENA
                            CYPRESS, CALIFORNIA 90630

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        To Be Held On ____________, 2003

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Fuel Centers, Inc, a Nevada corporation, will be held on ____________, 2003, at 11:00 a.m., local time, at 4100 Newport Place, Suite 830, Newport Beach, California 92660, to vote on the following proposals:

1. To approve proposed amendments to our Articles of Incorporation, a copy of which is attached hereto as Exhibit A, to effect the following:

    o    change our corporate name to Fellowes Energy Ltd.
                                      --------------------
    o increase our authorized Common Stock from 50,000,000 shares to 100,000,000 shares $.001 par value per share;

    o increase our authorized Preferred Stock from 5,000,000 shares to 25,000,000 shares $.001 par value per share;

    o    allow future shareholder meetings to be conducted by written consent.

2. To ratify the 2003 Stock Option Plan attached hereto as Exhibit B.

3. To act upon such other matters and transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on October 10, 2003 as the record date for determining the stockholders entitled to receive notice of and to vote, either in person or by proxy, at the special meeting and at any and all adjournments or postponements thereof. To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed, postage-paid return envelope.

         PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" PROPOSALS 1 AND 2 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR BOTH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE EITHER OF THE PROPOSALS.

                                          By Order of the Board of Directors:


                                          JOHN R. MUELLERLEILE
                                          Chief Executive Officer

Cypress, California 90630
October ___, 2003


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



                                -----------------
                                 PROXY STATEMENT
                                -----------------

         This Proxy Statement is furnished to the stockholders of Fuel Centers, Inc. ("Fuel Centers" or the "Corporation") in connection with the solicitation on behalf of our Board of Directors of proxies to be voted at the Special Meeting of Stockholders of Fuel Centers (together with any adjournments or postponements thereof, the "Special Meeting"). The Special Meeting will be held on ____________, 2003 at 11:00 a.m., local time, at 4100 Newport Place, Suite 830, Newport Beach, California 92660.

         This Proxy Statement and the accompanying proxy card were first mailed to our stockholders on or about _____________, 2003.

         All shares represented by properly executed proxies will be voted in accordance with directions on the proxies. If no direction is indicated, the shares will be voted at the Special Meeting FOR the amendments to the Articles of Incorporation to change our corporate name, increase the authorized common stock, increase the authorized preferred stock, authorize future shareholder meetings to be conducted by written consent, and shares will be voted to ratify the 2003 Stock Option Plan. A stockholder executing and returning a proxy may revoke it at any time before it is exercised by written notice to the Secretary of Fuel Centers or by voting in person at the Special Meeting.

         The Board of Directors does not know of any matters to be brought before the Special Meeting other than the items set forth in the accompanying Notice of Special Meeting of Stockholders. The enclosed proxy confers discretionary authority to the persons appointed by the Board of Directors to vote on any other matter that is properly presented for action at the Special Meeting.

         The cost of solicitation of proxies by the Board of Directors is to be borne by Fuel Centers. In addition to the use of the mails, proxies may be solicited by telephone and telecopier transmission by our directors, officers and employees. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with the solicitation.

         PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" PROPOSALS 1 AND 2 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR BOTH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE EITHER OF THE PROPOSALS.

YOU ARE HEREBY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, WHICH IS POSTAGE-PAID IF MAILED IN THE UNITED STATES.


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


                                ABOUT THE MEETING

What is the purpose of the Special Meeting?

         At our Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders on the cover page of this proxy statement, including the proposed amendments to our Articles of Incorporation and adoption of the 2003 Stock Option Plan. In addition, management will respond to appropriate questions from stockholders.

Who is entitled to vote at the meeting?

         Only stockholders of record of shares of Common Stock at the close of business on October ___, 2003 (the "Record Date") will be entitled to vote at the Special Meeting. On the Record Date, there were 12,550,450 shares of Common Stock issued and outstanding. These shares of Common Stock were the only outstanding voting securities of Fuel Centers. If you were a stockholder of record of shares of Common Stock on that date, you will be entitled to vote all of the shares that you held on that date at the Special Meeting.

What are the voting rights of the holders of our Common Stock?

         Each share of Common Stock is entitled to one vote on each proposal submitted to stockholders. Stockholders of record may vote on a matter by marking the appropriate box on the proxy.

Who can attend the Special Meeting?

         Any stockholder of record may attend the Special Meeting.

What constitutes a quorum?

         A majority of the outstanding shares of our Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. As of the Record Date, 12,550,450 shares of our Common Stock were outstanding. Thus, the presence, in person or by proxy, of the stockholders of Common Stock representing at least 6,275,226 votes will be required to establish a quorum. Action on all matters scheduled to come before the Special Meeting, including the amendments to our Articles of Incorporation, and ratification of the 2003 Stock Option Plan will be authorized by the affirmative vote of the majority of shares present at the Special Meeting and entitled to vote on such matters. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

How do I vote?

         If you complete and properly sign the accompanying proxy card and return it to Fuel Centers, it will be voted as you direct. If you are a stockholder of record and attend the Special Meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the Special Meeting will need to obtain a proxy form from the institution that holds their shares.

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

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Fuel Centers either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.

THE FOLLOWING ARE ANSWERS TO SOME OF THE QUESTIONS ABOUT THE STOCK OPTION PLAN THAT YOU, AS ONE OF OUR STOCKHOLDERS, MAY HAVE. WE URGE YOU TO READ THIS PROXY STATEMENT, INCLUDING THE STOCK OPTION PLAN, CAREFULLY BECAUSE THE INFORMATION IN THIS SECTION IS NOT COMPLETE.

Has the Board of Directors approved the Stock Option Plan?

         Yes. On October 9, 2003 our directors approved the 2003 Stock Option Plan.

Will my vote have any effect on the outcome?

         No, it will not. Our officers, directors and controlling stockholders hold enough votes to approve all of the proposals and they has informed us that they will be voting their shares in favor of all the proposals discussed herein.

How many shares will I have after the approval of these proposals?

The number of shares you own will remain the same. Nonetheless, your ownership percentage may be diluted if we issue any stock in the future or if any options issued pursuant to the Stock Option Plan are exercised, allowing recipients of those options to purchase shares of our common stock.

Do I have any dissenters' rights?

            The Nevada Revised Statutes do not provide for any dissenters' rights for these proposed actions, including: (i) the name change, (ii) the increase in the number of shares of authorized common stock or increase in the number of authorized preferred stock, (iii) allowing for shareholder votes to be conducted by written consent in lieu of a shareholders meeting, and (iv) adoption of the stock option plan.

What are the recommendations of the Board of Directors?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The recommendation of the Board of Directors is set forth with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote in favor of the amendments to the Articles of Incorporation of Fuel Centers, and makes no recommendation as to the ratification of the 2003 Stock Option Plan, all as described in detail in this Proxy Statement.

         With respect to any other matter that properly comes before the Special Meeting, the proxy holders will vote as recommended by the Board of Directors, or, if no recommendation is given, in their own discretion.

   CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         Some statements in this Proxy Statement contain certain "forward-looking" statements of management of Fuel Centers. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may", "shall", "could", "expect", "estimate", "anticipate", "predict", "probable", "possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

         The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

         PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" PROPOSALS 1 AND 2 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR BOTH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE EITHER OF THE PROPOSALS.

PROPOSAL 1

AMENDMENTS TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK, AND AUTHORIZE FUTURE STOCKHOLDER MEETINGS TO BE HELD BY WRITTEN CONSENT.

THE BOARD OF DIRECTORS OF FUEL CENTERS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE "FOR" THE APPROVAL OF THE NAME CHANGE, AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK, AND ALLOWING FOR THE CONDUCT OF FUTURE SHAREHOLDER VOTES BY WRITTEN CONSENT.

         On October 9, 2003, our Board of Directors approved, subject to stockholder approval, an Amendment to our Articles of Incorporation to change our corporate name to Fellowes Energy Ltd., authorize an increase from 50,000,000 shares of authorized Common Stock to 100,000,000 shares of authorized Common Stock, $.001 par value per share, to increase the number of authorized shares of Preferred Stock $.001 par value per share from 5,000,000 to 25,000,000 and allow for future shareholders votes to be conducted by written consent in lieu of a meeting. We propose to amend the applicable Articles of our Articles of Incorporation to read as set forth below in this Proxy Statement:

CONSEQUENCES OF APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION

         If the amendments to our Articles of Incorporation to change our corporate name, to increase the authorized shares of our capital stock to one hundred million (100,000,000) shares of Common Stock and twenty-five million (25,000,000) shares of Preferred Stock, and to authorize future shareholder votes to be conducted by written consent in lieu of a meeting, is approved, we will cause such amendments to our Articles of Incorporation to be filed with the Secretary of State of Nevada, which will thereby amend our Articles of Incorporation with those provisions.

         The affirmative vote of a majority of the outstanding shares of our Common Stock at the Special Meeting, whether in person or by proxy, is required to approve these amendments to the Articles of Incorporation.

         The Board of Directors recommends that the stockholders vote FOR the amendments to the Articles of Incorporation to change our corporate name, increase the number of shares of authorized Common Stock, to increase the number of shares of authorized Preferred Stock, and to authorize that future shareholder meetings be conducted by written consent in lieu of a meeting. Proxies solicited by the Board of Directors will be voted for these amendments to the Articles of Incorporation unless stockholders specify in their proxies a contrary choice.

GENERAL

         On October 9, 2003, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Articles of Incorporation to change our corporate name to "Fellowes Energy Ltd." to approve the authorized increase in common stock to 100,000,000 shares and preferred stock to 25,000,000 shares, and provide for future shareholder votes to be conducted by written consent in lieu of a shareholders meeting. The full text of the proposed amendment to the Articles of Incorporation is attached hereto as Exhibit A.

PURPOSE OF CHANGE IN NAME OF THE CORPORATION AND INCREASING OUR AUTHORIZED COMMON AND PREFERRED STOCK

     Our Board of Directors believes it is desirable to change the name of the Company to "Fellowes Energy Ltd." Our purpose in changing our name to Fellowes Energy Ltd. and increasing our authorized common and preferred stock reflects the fact that we anticipate that we will enter into an agreement to acquire additional assets or privately held company to expand our operations and our business focus. We believe that this transaction will increase our profitability and the total value of the corporation to our investors. We believe that the other changes to our Articles of Incorporation will increase the total value of the corporation to our investors and better position us to take advantage possible future financings and acquisition opportunities, and other corporate purposes as the board of directors determines in its discretion to be in the best interest of the corporation, and which may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits under employee benefit plans. To facilitate the contemplated transaction we are increasing the number of authorized shares of common stock, increasing the number of authorized shares of preferred stock, and amending our Articles to allow for future shareholders votes to be conducted by written consent in lieu of a shareholders meeting, all of which we believe will enable us to promptly take advantage of future favorable opportunities that may present themselves without the delay and expense associated with holding a special meeting of stockholders.

PROCEDURE FOR APPROVAL OF NAME CHANGE AND INCREASE IN COMMON STOCK AND PREFERRED STOCK; VOTE REQUIRED

            The Nevada Revised Statutes requires that, in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote.

            On October 9, 2003, the record date for determination of the shareholders entitled to receive this Proxy Statement, there were 12,550,450 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We need the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change, the increase in authorized shares of common stock and in preferred stock. Our Board, by its unanimous written consent, adopted resolutions approving an amendment to our Articles of Incorporation to effect the name change and approve the increase in authorized shares of common and preferred stock.

PURPOSE OF AMENDING ARTICLES TO ALLOW FOR FUTURE SHAREHOLDER VOTES TO BE CONDUCTED BY WRITTEN CONSENT IN LIEU OF MEETINGS

            Our Board of Directors believes it is desirable to allow for future shareholder votes to be conducted by written consent in lieu of a shareholders meeting in that the process of obtaining shareholder approval will be streamlined by such a change. We believe that this change will allow for us to more easily take advantage of future opportunities with out the delay and expense associated with conducting a special shareholders meeting.

EFFECTIVE DATE OF AMENDMENT

            The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of the Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit A. We intend to file the Certificate of Amendment ten days after this Proxy Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF FUEL CENTERS, INC. STOCK

            The change in the name of Fuel Centers, Inc. will be reflected in its stock records by book-entry in Fuel Centers, Inc.'s records. For those shareholders that hold physical certificates, please do not destroy or send to Fuel Centers, Inc. your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

PROPOSAL 2

RATIFICATION OF THE 2003 STOCK OPTION PLAN

         We desire to adopt the Fuel Centers, Inc., 2003 Stock Option Plan (the "Plan") attached hereto as Exhibit B. Under the Plan, our key employees, advisors and consultants (including directors and officers who are employees) may be granted options to purchase shares of our common stock. Options granted to employees may qualify as incentive stock options under Section 422 of the Internal Revenue Code.

         The Plan permits the granting of 2,000,000 shares of common stock. The exercise price of options granted that are intended to qualify as incentive stock options must be at a price equal to one hundred percent (100%) of the fair market value of the common stock on the date that the option is granted provided, however, that the price shall not be less than the par value of the common stock which is subject to the option. Further, no incentive stock option may be granted to an employee owning common stock having more than 10% of the voting power of our common stock unless the option price for such employee's option is at least 110% of the fair market value of the common stock subject to the option at the time the option is granted and the option is not exercisable after the expiration of five years from the date of granting. Non-qualified grants under the plan may be made at whatever price the Board of Directors or the compensation committee that will be appointed deem appropriate in their best business judgment. The par value of our common stock is $.001 per share. No option may be granted under the Plan after the tenth anniversary of the adoption of the Plan. Unless otherwise specified by the board of directors, options granted under the Plan to our employees are incentive stock options under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code. Options granted to non-employees may not be eligible for the tax treatment provided by Section 422.

ADMINISTRATION OF THE PLAN

         The Plan shall be administered by our Board of Directors until such time as a Compensation Committee is appointed. Subject to the provisions of the Plan, the Board of Directors will determine the employees or other individuals who will receive options under the Plan, the number of shares subject to each option and the terms of those options, and shall interpret the Plan and makes such rules of procedure as the Board of Directors may deem proper.

         Upon the granting of any option, the optionee must enter into a written agreement with us setting forth the terms upon which the option may be exercised. Such an agreement will set forth the length of the term of the option and the timing of its exercise as determined by our Board of Directors. The Compensation Committee, or if there is none, our Board of Directors, in its sole discretion will determine the vesting schedule and exercise dates of any equity security granted under the Plan at the time each grant is made. No equity security granted under the plan shall be exercisable within six months of the date of grant without approval of our Compensation Committee or our board of directors. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to us in cash.

         Under the Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death or disability of the optionee, the option shall automatically terminate. If the termination is by reason of retirement, the optionee may exercise such portion of the option as has vested, within three months of termination or within the remaining term of the option, whichever is shorter. If the optionee dies while employed by us or our subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment but in no event may the option be exercised later than the date on which the option would have expired had the optionee not become disabled.

FEDERAL INCOME TAX CONSEQUENCES

         With respect to the tax effects of non-qualified stock options, since the options granted under the Plan do not have a "readily ascertainable fair market value" within the meaning of the Federal income tax laws, an optionee of an option will realize no taxable income at the time the option is granted. When a non-qualified stock option is exercised, the optionee will generally be deemed to have received compensation, taxable at ordinary income tax rates, in an amount equal to the excess of the fair market value of the shares of our common stock on the date of exercise of the option over the option price. We will withhold income and employment taxes in connection with the optionee's recognition of ordinary income as a result of the exercise by an optionee of a non-qualified stock option. We generally can claim an ordinary deduction during our fiscal year which includes the last day of the taxable year of the optionee which includes the exercise date or the date on which the optionee recognizes income. The amount of such deduction will be equal to the ordinary income recognized by the optionee. When stock acquired through the exercise of a non-qualified stock option is sold, the difference between the optionee's basis in the shares and the sale price will be taxed to the optionee as a capital gain (or loss).

         With respect to the tax effects of Incentive Stock Options, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an Incentive Stock Option is made by the optionee within two years after the date the option was granted or within one year after the shares were transferred to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to Fuel Centers, Inc. for Federal income tax purposes. The exercise of an Incentive Stock Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.


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


         If shares of common stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally
(a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) we will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gains and will not result in any deduction by us. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the Incentive Stock Option.

CHANGES IN PLAN

         The Plan may be terminated, suspended, or modified at any time by our Board of Directors, but no amendment increasing the maximum number of shares for which options may be granted (except to reflect a stock split, stock dividend or other distribution), reducing the option price of outstanding options, extending the period during which options may be granted, otherwise materially increasing the benefits accruing to optionees or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of our shareholders. No termination, suspension or modification of the Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the Plan.

         Options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution and, during the optionee's lifetime may be exercised only by the optionee. All of the Options previously issued under the prior plan remain unchanged and outstanding.
VOTE REQUIRED

         Approval of the Fuel Centers, Inc., 2003 Stock Option Plan requires the affirmative vote of a majority of the shares of our common stock voting in person or by proxy on the amendment. If the proposal is not approved by shareholders, the Plan will not become effective.

THE BOARD OF DIRECTORS OF FUEL CENTERS MAKES NO RECOMMENDATION TO HOLDERS OF COMMON STOCK AS TO THE RATIFICATION OF THE STOCK OPTION PLAN.

         On October 9, 2003 Fuel Center's Board of Directors approved the 2003 Stock Option Plan (the "Plan") attached hereto as Exhibit B. The Plan provides for 2,000,000 shares to be reserved for issuances as stock options for those employees and consultants as the Option Committed to be appointed by our Board of Directors shall approve, however, such Plan shall provide that not more than 15% of shares issuable under that Plan shall be issued to any one individual. The Plan is attached hereto as Exhibit B.

CONSEQUENCES OF RATIFICATION OF THE STOCK OPTION PLAN

         Although our Board of Directors has approved the 2003 Stock Option Plan, we require the ratification by a majority vote of shares for the plan to remain valid. If the 2003 Stock Option Plan is ratified, we may issue options under that Plan to directors, key employees or consultants as an incentive to retain their services. Options issued under the Plan will be administered by a committee of independent directors.

DISSENTERS' RIGHTS

            Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. The Nevada Revised Statutes do not provide for dissenters' right of appraisal in connection with (i) the name change, (ii) the increase in the number of shares of authorized common stock or increase in the number of authorized preferred stock, (iii) allowing for shareholder votes to be conducted by written consent in lieu of a shareholders meeting, and (iv) adoption of the stock option plan.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

            No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed name change, which is not shared by all other shareholders of Fuel Centers, Inc., except that persons serving as our officers, employees or consultants may be eligible to receive options to purchase shares of our common stock pursuant to the terms of our 2003 Stock Option Plan. Should such options be granted, the Plan will be administered by a committee of disinterested directors of Fuel Centers, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of October 9, 2003 by:

o Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock; o Each of our executive officers; o Each of our directors; and o All of our executive officers and directors as a group.

            Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. As of October 9, 2003, there were 12,550,450 shares of our common stock issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table.

================== =================================== ======================= ================
   Title of Class         Name of Beneficial Owner      Amount of Beneficial     Percent of
                                                               Owner                Class
------------------ ----------------------------------- ----------------------- ----------------
Common Stock       Jack Muellerleile                      7,419,500 shares         59.12%
                   9323 Vista Serena,                  president, secretary,
                   Cypress, CA 90630                          director
------------------ ----------------------------------- ----------------------- ----------------
Common Stock       K. John Shukur                          104,500 shares
                   5 Hidalgo
                   Rancho Santa Margarita, CA 92688     treasurer, director         0.83%
------------------ ----------------------------------- ----------------------- ----------------
Common Stock       Cede & Co.
                   P.O. Box 222
                   Bowling Green Station
                   New York, NY 10274                     2,350,000 shares         18.72%
------------------ ----------------------------------- ----------------------- ----------------
Common Stock       All directors and named executive      7,524,000 shares         59.95%
                   officers as a group
================== =================================== ======================= ================

                            COMPENSATION OF DIRECTORS

To date, no director has received any compensation for services on the board of directors. We currently have not adopted any type of director compensation plan.

                             ADDITIONAL INFORMATION

We file annual and quarterly reports with the Securities and Exchange Commission. Stockholders may obtain, without charge, a copy of our most recent Form 10-KSB with exhibits by requesting a copy in writing from us. We will also furnish without charge to any stockholder, upon written or oral request, any documents filed by Fuel Centers pursuant to the Securities Exchange Act. Requests for such documents should be addressed to Fuel Centers, Inc. 9323 Vista Serena, Cypress, California 90630. Documents filed by Fuel Centers pursuant to the Securities Exchange Act may also be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).

                                  OTHER MATTERS

         The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than that shown above. However, if any business shall properly come before the Special Meeting, the persons named in the enclosed proxy or their substitutes will vote the proxy in respect of any such business in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

October ___, 2003

         ---------------------------------------------------------------
          PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN
              IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES
                   NO POSTAGE IF MAILED IN THE UNITED STATES.
         ---------------------------------------------------------------

                                  FUEL CENTERS
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              Special Meeting of Stockholders - ____________, 2003
              -----------------------------------------------------

The undersigned stockholder of FUEL CENTERS, INC. ("Fuel Centers"), revoking all previous proxies, hereby constitutes and appoints John R. Muellerleile and K. John Shukur, and each of them acting individually, as the agents and proxies of the undersigned, with full power of substitution in each, for and in the name and stead of the undersigned, to attend the Special Meeting of Stockholders of Fuel Centers to be held on ____________, 2003 at 11:00 A.M., local time, at 4100 Newport Place, Suite 830, Newport Beach, California 92660, and to vote all shares of Common Stock of Fuel Centers which the undersigned would be entitled to vote if personally present at the Special Meeting, and at any adjournment or postponement thereof; provided, that said proxies are authorized and directed to vote as indicated with respect to the matters set forth on the reverse side hereof:

This Proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL AMENDMENTS TO FUEL CENTER'S ARTICLES OF INCORPORATION. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said agents and proxies may do by virtue hereof and hereby confirms that this Proxy shall be valid and may be voted whether or not the stockholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

1. To approve proposed amendments to the Company's Articles of Incorporation, a copy of which is attached hereto as Exhibit A, to effect the following:


    o    change our name to Fellowes Energy Ltd.

    o increase our authorized Common Stock from 50,000,000 shares to 100,000,000 shares $.001 par value per share;

    o increase our authorized Preferred Stock from 5,000,000 shares to 25,000,000 shares $.001 par value per share;

    o authorize future shareholder votes to be conducted by written consent in lieu of a shareholders meeting.

           |_|  FOR         |_|  AGAINST          |_|  ABSTAIN

2. To ratify the 2003 Stock Option Plan.

           |_|  FOR         |_|  AGAINST          |_|  ABSTAIN

In their discretion, the proxies will vote on such other business as may properly come before the 2003 Special Meeting.

|_| Please check here if you plan to attend the Special Meeting in person.

NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this Proxy exactly as name(s) appear in address below. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.


------------------------------------

------------------------------------
Signature(s)                     Date

Exhibit A
                            CERTIFICATE OF AMENDMENT
                         TO ARTICLES OF INCORPORATION OF
                               FUEL CENTERS, INC.,
                              a Nevada corporation

         Pursuant to the provisions of the Nevada Revised Statutes, Fuel Centers, Inc., a Nevada corporation, adopts the following amendment to its Articles of Incorporation.

         1. The undersigned hereby certify that on the 9th day of October, 2003, acting by written consent without a meeting, in accordance with the provisions of section 78.315 of the Nevada General Corporation Law and Article III of the Bylaws of this Corporation the Board of Directors approved, consented to, affirmed, and adopted the following resolution:

         That the Articles of Incorporation of this corporation be amended as follows:

         FIRST. The name of this corporation is Fellowes Energy, Ltd.

         FOURTH. The total number of shares of capital stock which this corporation shall have authority to issue is one hundred twenty-five million (125,000,000) with a par value of $.001 per share amounting to $125,000.00. One hundred million (100,000,000) of those shares are Common Stock and twenty-five million (25,000,000) of those shares are Preferred Stock. Each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy, on any matter on which action of the stockholders of this corporation is sought. The holders of shares of Preferred Stock shall have no right to vote such shares, except (i) determined by the Board of Directors of this corporation in accordance with the provisions of Section (3) of ARTICLE FIFTH of these Articles of Incorporation, or (ii) as otherwise provided by the Nevada General Corporation Law, as amended from time to time.

         FOURTEENTH. Any action required to be taken or which may be taken at any annual or special meeting of stockholders of this corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically permitted.

         In witness whereof, the undersigned being the President and Secretary of Fuel Centers, Inc., a Nevada corporation, hereunto affixes his signatures this ___ day of _________ 2003.

                                       Fuel Centers, Inc.

                                       By:      _______________________
                                                John R. Muellerleile, President
                                       By:      _______________________
                                                John R. Muellerleile, Secretary

Exhibit B
                             2003 STOCK OPTION PLAN


Article
I.                Purposes of the Plan
II.               Amount of Stock Subject to Plan
III.              Effective Date and Term of the Plan
IV.               Administration
V.                Eligibility
VI.               Limitation on Exercise of Incentive Options
VII.              Options: Price and Payment
VIII.             Use of Proceeds
IX.               Term of Options and Limitations on the Right of Exercise
X.                Exercise of Options
XI.               Nontransferability of Options
XII.              Termination of directorship or Employment
XIIII.            Adjustment of Shares; Effect of Certain Transactions
XIV.              Right to Terminate Employment
XV.               Purchase for Investment
XVI.              Issuance of Certificates; Legends; Payment of Expenses
XVII.             Withholding Taxes
XVIII.            Listing of Shares and Related Matters
XIX.              Amendment of the Plan
XX.               Termination or Suspension of the Plan
XXI.              Governing Law
XXII.             Partial Invalidity

                               FUEL CENTERS, INC.
                             2003 STOCK OPTION PLAN


         I. PURPOSES OF THE PLAN

         1.01 Fuel Centers, Inc., a Nevada corporation ("Company"), desires to provide to certain of its directors, key employees and consultants, and the directors, key employees and consultants of any subsidiary corporation or parent corporation of the Company who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and, therefore, to create in such directors, key employees and consultants an increased interest in and a greater concern for the welfare of the Company.

         The Company, by means of this Fuel Centers, Inc. 2003 Stock Option Plan ("Plan"), seeks to retain the services of persons now serving in certain capacities and to secure the services of persons capable of serving in similar capacities.

         1.02 The stock options ("Options") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director, key employee or consultant.

         1.03 The Options granted pursuant to the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not satisfy the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

                     II. AMOUNT OF STOCK SUBJECT TO THE PLAN

         2.01 The total number of shares of common stock of the Company which either may be purchased pursuant to the exercise of Options shall not exceed, in the aggregate, Two Million (2,000,000) shares of the authorized common stock, $.001 par value per share, of the Company ("Shares"), which is less than 30% of the Twelve Million Five Hundred Fifty Thousand Four Hundred and Fifty (12,550,450) shares issued and outstanding common stock of the Company as of the date of this Plan. The number of Shares that may be subject to this Plan may only be increased beyond 30% or 3,765,135 shares by vote of at least two-thirds (2/3) of shares entitled to vote on such matters.

         2.02 Shares which may be acquired pursuant to the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted pursuant to the Plan expire or terminate without having been exercised, new Options may be granted with respect to the Shares subject to by such expired or terminated Options; provided, however, that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan.

         2.03 Under no circumstances may more than fifteen percent (15%) of the Shares reserved for issuance under the terms of the Plan, i.e., the total of Three Hundred Thousand (300,000) Shares, may be issued to any one individual pursuant to this Plan, regardless of whether that individual serves in multiple capacities in the Company's service or employ.

                    III. EFFECTIVE DATE AND TERM OF THE PLAN

         3.01 The Plan shall become effective on the date ("Effective Date") on which it is adopted by the Board of Directors of the Company ("Board of Directors"); provided, however, that if the Plan is not approved by a vote of the shareholders of the Company within twelve (12) months before or after the Effective Date, the Plan and any Options shall terminate.

         3.02 The Company may, from time to time during the period beginning on the Effective Date and ending on October 10, 2005 ("Termination Date"), grant Options to persons eligible to participate in the Plan, pursuant to the terms of the Plan. Options granted prior to the Termination Date may extend beyond that date, in accordance with the terms thereof.

         3.03 As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall have the meanings ascribed to such terms, respectively, in Sections 425(f) and 425(e) of the Code.

         3.04 An employee or director to whom Options are granted may be referred to herein as a "Participant".

                               IV. ADMINISTRATION

         4.01 The Board of Directors shall designate an option committee ("Committee") which shall consist of no fewer than three (3) directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), to administer the Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

         4.02 Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors; provided, however, that, with respect to the participation in the Plan by members of the Board of Directors, such powers and functions of the Committee may be exercised by the Board of Directors only if, at the time of such exercise, a majority of the members of the Board of Directors, as the case may be, and a majority of the directors acting in the particular matter, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated pursuant to the Exchange Act. Any reference in the Plan to the Committee shall be deemed also to refer to the Board of Directors, to the extent that the Board of Directors is exercising any of the powers and functions of the Committee.

         4.03 Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion,

         (i) to determine the directors, employees and consultants to whom Options shall be granted, the time when such Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions of the respective Options (which need not be identical);

         (ii)     to construe the Plan and Options;

         (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; and

         (iv) to make all other determinations necessary or advisable for administering the Plan.

         4.04 Without limiting the generality of the foregoing, the Committee also shall have the authority to require, in its discretion, as a condition of the granting of any Option, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to such Option for a period of twelve (12) months following the date of acquisition of such Shares and (ii) that in the event of termination of directorship or employment of such Participant, other than as a result of dismissal without cause, such Participant will not, for a period to be fixed at the time of the grant of such Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through directorship or employment with the Company or any subsidiary corporation or parent corporation thereof.

         The determination of the Committee on matters referred to in this
Article IV shall be conclusive.

         4.05 The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                                 V. ELIGIBILITY

         5.01 Non-Qualified Options may be granted only to directors, officers and other salaried key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided. Any person who shall have retired from active employment by the Company, although such person shall have entered into a consulting contract with the Company, shall not be eligible to receive an Option.

         5.02 An Incentive Option may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, and not to any director or officer who is not also an employee.

                 VI. LIMITATION ON EXERCISE OF INCENTIVE OPTIONS

         6.01 Except as otherwise provided pursuant to the Code, to the extent that the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (pursuant to all stock options plans of the Company and any parent corporation or subsidiary corporation of the Company) exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of Shares is determined as of the time the Option is granted, and (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

                         VII. OPTIONS: PRICE AND PAYMENT

         7.01 The purchase price for each Share purchasable pursuant to any Non-Qualified Option granted pursuant to the Plan shall be such amount as the Committee shall deem appropriate.

         7.02 The purchase price for each Share purchasable pursuant to any Incentive Option granted pursuant to the Plan shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the fair market value per Share on the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a Participant who, at the time such Incentive option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date such Option is granted.

         7.03 If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on such date. If the Shares are listed on a national securities exchange in the United States of America on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States of America on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

         7.04 If a public market exists for the Shares on any date on which the fair market value per Share is to be determined, but the Shares are not listed on a national securities exchange in the United States of America, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on such date. If there are no bid and asked quotations for the Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.

         7.05 If no public market exists for the Shares on any date on which the fair market value per Share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a Share.

         For purposes of the Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

         7.06 Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when it shall have received the full and complete purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash or certified check, the Participant may, if and to the extent the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such Participant having a fair market value equal to the purchase price of the Shares as to which the Option is being exercised. The fair market value of such stock so delivered shall be determined as of the date immediately preceding the date on which such common Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

                              VIII. USE OF PROCEEDS

         8.01 The cash proceeds of the sale of Shares subject to Options are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

IX.  TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

         9.01 Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided, further, that, in the event that an Incentive Option granted to a Participant who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

         9.02 Subject to the provisions of Article XIX of the Plan, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the right to exercise any Option.

         9.03 The Company shall permit the exercise of Options by Participants at a rate of at least twenty percent (20%) of Options held per year, during the period commencing five (5) years from the date of the Grant.

         9.04 To the extent that an Option is not exercised within the period of exerciseability specified therein, such Option shall expire as to the then unexercised part.

         In no event shall an Option granted pursuant to the Plan be exercisable for a fraction of a Share.

                             X. EXERCISE OF OPTIONS

         10.01 Any Option shall be exercised by the Participant holding such Option as to all or part of the Shares contemplated by such Option by giving written notice of such exercise to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles XV, XVII and XVIII of the Plan, the Company shall cause certificates for the Shares so purchased to be delivered to the Participant at the principal business office of the Company, in exchange for by payment of the full and complete purchase price, on the date specified in the notice of exercise.

                        XI. NONTRANSFERABILITY OF OPTIONS

         11.01 No Option shall be transferable, whether by operation of law or otherwise, other than by Will or the laws of descent and distribution, and any Option shall be exercisable, during the lifetime of the Participant, only by such Participant.

                 XII. TERMINATION OF DIRECTORSHIP OR EMPLOYMENT

         12.01 Upon termination of the directorship or employment of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, any Option previously granted to the Participant, unless otherwise specified by the Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:


         (a) if the Participant shall die while serving as a director or while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such Participant was entitled to exercise an Option, as provided in the Plan, the legal representative of such Participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of the Participant, may, not later than one (1) year from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

         (b) if the directorship or employment of any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such Participant is entitled to exercise such Option as herein provided, such Participant shall have the right to exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option, at any time up to and including (i) six (6) months after the date of such termination of directorship or employment in the case of termination by reason of retirement or dismissal other than for cause, (ii) one (1) year after the date of termination of directorship or employment in the case of termination by reason of disability, or thirty (30) days after the date of such termination of directorship or employment in the case of termination by reason of dismissal for other cause.

         In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exerciseability of such Option as specified therein.

         12.02 If a Participant voluntarily terminates his directorship or employment, or is discharged for cause, any Option granted pursuant to the Plan shall, unless otherwise specified by the Committee in such Option, forthwith terminate with respect to any unexercised portion thereof.

         12.03 If an Option shall be exercised by the legal representative of a deceased Participant, or by a person who acquired such Option by bequest or inheritance or by reason of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letter testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option, and must be exercised within six (6) months of the date of death of the Participate.

         12.04 For the purposes of the Plan, the term "for cause" shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of similar import) for purposes of termination of employment pursuant thereto by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by an employee of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (c) the continuing willful failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee by the Board of Directors; or (d) the order of a court of competent jurisdiction requiring the termination of the employee's employment. For purposes of the Plan, no act, or failure to act, on the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.


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         12.05 For the purposes of the Plan, an employment relationship shall be deemed to exist between a person and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422A(a) of the Code. If a person is on maternity, military, or sick leave or other bona fide leave of absence, such person shall be considered an "employee" for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, so long as such person's right to reemployment with his employer is guaranteed either by statute or by contract.
If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91) day of such leave, unless such person's right to reemployment is guaranteed by statute or contract.

         12.06 A termination of employment shall not be deemed to occur by reason of (i) the transfer of a Participant from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or
(ii) the transfer of a Participant from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

           XIII. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

         13.01 In the event of any change in the outstanding Shares as a result of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other similar change in capital structure of the Company, an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any additional adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares, if any, for which Options may be granted to any one employee, and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option and any related Right shall comply with the rules of Section 425(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422A of the Code.

         13.02 For purposes of the Plan, a "change in control" of the Company occurs if: (a) any "person" (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended) other than the current owner is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or (b) during any period of two consecutive years, persons who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof; or (c) the Board of Directors shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a) or (b) above.

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         13.03 In the event of a change in control of the Company (defined above), the Committee, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option outstanding pursuant to the Plan shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount of cash equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction increases the exercise price per Share of such Option. The provisions specified in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a transaction described above if the holder of such Option is a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act, unless such holder dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period.

         Alternatively, the Committee may determine, in its discretion, that all then outstanding Options shall immediately become exercisable upon a change of control of the Company.

                       XIV. RIGHT TO TERMINATE EMPLOYMENT

         14.01 The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any Participant; and it shall not impose any obligation on the part of any Participant to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

                           XV. PURCHASE FOR INVESTMENT

         15.01 Except as provided otherwise in the Plan, a Participant shall, upon any exercise of an Option, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired pursuant thereto for such Participant's own account, for investment only and not with an intention of the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form pursuant to the Securities Act of 1933, as amended ("Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in


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claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered pursuant to the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated pursuant to the Securities Act) if the Shares being reoffered are registered pursuant to the Securities Act and a prospectus in respect thereof is current.

  XVI. ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

         16.01 Upon any exercise of an Option and payment of the purchase price, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person exercising such Option and shall be delivered to or upon the order of such person or persons.

         16.02 The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, the Company determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, within the meaning of Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted pursuant to the Plan.

         16.03 The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses incurred by the Company in connection with such issuance or transfer.

         All Shares issued as provided in the Plan shall be fully paid and non-assessable to the extent permitted by law.

                             XVII. WITHHOLDING TAXES

         17.01 The Company may require an employee exercising a Non-Qualified Option or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other amounts due or to become due from such corporation to the employee upon such terms and conditions as the Committee shall prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.


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                  XVIII. LISTING OF SHARES AND RELATED MATTERS

         18.01 If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares subject to the Plan upon any national securities exchange or pursuant to any state or federal law, or the consent or approval of any governmental regulatory agency, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares pursuant to the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

                           XIX. AMENDMENT OF THE PLAN

         19.01 The Board of Directors or the Committee may, from time to time, amend the Plan, provided that, notwithstanding anything to the contrary in the Plan, no amendment shall be made, without the approval of the shareholders of the Company, that will (i) increase the total number of Shares reserved for Options pursuant to the Plan (other than an increase resulting from an adjustment provided for in Article XII), (ii) reduce the exercise price of any Incentive Option granted pursuant to the Plan to an amount less than the price required by Article VI, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants pursuant to the Plan. The Board of Directors or the Committee shall be authorized to amend the Plan and the Options to permit the Incentive Options to qualify as "incentive stock options" within the meaning of Section 422A of the Code. The rights and obligations pursuant to any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan without the consent of the holder of such Option.

                    XX. TERMINATION OR SUSPENSION OF THE PLAN

         20.01 The Board of Directors or the Committee may at any time and for any or no reason suspend or terminate the Plan. The Plan, unless sooner terminated pursuant to Article III of the Plan or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after the Plan is terminated. Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom such Option was granted. The power of the Committee pursuant to Article IV of the Plan to construe and administer any Options granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

                               XXI. GOVERNING LAW

         21.01 The Plan and all Options as may be granted pursuant thereto and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, as from time to time amended.

                            XXII. PARTIAL INVALIDITY

         22.01 The invalidity or illegality of any provision of the Plan shall not be deemed to affect the validity of any other provision of the Plan.

ADOPTED BY THE BOARD OF DIRECTORS OF FUEL CENTERS, INC., AS OF OCTOBER 9, 2003.

APPROVED BY THE SHAREHOLDERS AS OF ____________________________.





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